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                                                                      OH&S DRAFT
                                                                         7/21/97


                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of August __, 1997 is executed by JAMES W. BERNAU, an individual ("PLEDGOR") in favor of UNITED BREWERIES OF AMERICA, INC., a Delaware corporation ("UBA").


                                    RECITALS

     A. Pledgor and UBA, together with Norwester Brewing company, Inc. ("NORWESTER"), Willamette Valley, Inc. Microbreweries Across America, various Subsidiaries of Norwester and North Country Joint Venture, LLC are parties to that certain Investment Agreement, dated as of January 30, 1997 (as amended from time to time, the "INVESTMENT AGREEMENT").

     B. Pursuant to Section 9.1 of the Investment Agreement, Pledgor has agreed to indemnify and hold harmless UBA, its officers, directors and employees from and against certain liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against UBA as more particularly described therein (the "INDEMNITY OBLIGATION").

     C. Section 9.1 of the Investment Agreement further provides that Pledgor's Indemnity Obligation shall be secured by a pledge of the shares of stock in United Craft Breweries, Inc. ("UCB") held by Pledgor after the Consolidation, excluding any shares of Common Stock received by Pledgor as a result of the exercise of options to purchase Common Stock granted pursuant to Pledgor's Employment Agreement.


                                    AGREEMENT

     NOW, THEREFORE, in accordance with Section 9.1 of the Investment Agreement, and in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with UBA as follows:

     1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, when used in this Agreement, the following terms shall have the following respective meanings:

          "COLLATERAL" shall have the meaning given to that term in PARAGRAPH 2 hereof.

          "COMMON STOCK" shall initially mean the common stock, $0.001 par value per share, of UCB and shall thereafter mean any shares of any class or classes of capital stock resulting from any reclassification or reclassifications thereof or otherwise

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     issued, which have no preference in respect of dividends or of amounts payable in the event of voluntary or involuntary liquidation, dissolution or winding up of UCB and which are not subject to redemption by UCB.

          "CONSOLIDATION" shall mean the transactions whereby each of the Constituent Corporations becomes a wholly-owned subsidiary of UCB, all as more fully described in Section 5.9 of the Investment Agreement.

          "EMPLOYMENT AGREEMENT" shall have the meaning set forth in Section 6.1(l)(i) of the Investment Agreement.

          "INDEMNITY EVENT" shall mean any event or condition that gives rise to the Indemnity Obligation.

          "MARKET PRICE" shall mean, as of any trading day, the closing price, regular way, of a share or unit of the subject security on the principal securities exchange on which such security is listed, or if such security shall not then be listed, the last sales price on the Nasdaq Stock Market, or if such security shall not be quoted in the Nasdaq Stock Market, the average of the high and low bid and asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

          "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a governmental authority.

          "PLEDGED SHARES" shall have the meaning given to that term in PARAGRAPH 2 hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

          "VOLUME WEIGHTED AVERAGE MARKET PRICE" shall mean, as of a specified date, the volume weighted average of the Market Price of the subject security for the 20 consecutive trading days immediately preceding such date, with such volume weighted average calculated by (i) multiplying the Market Price as of the end of each such trading day by the number of shares or units of the subject security traded on such day (on the principal securities exchange on which such security is listed, or if such security shall not be then listed, on the Nasdaq Stock Market, or if such security shall not be quoted on the Nasdaq Stock Market, then in the domestic over-the-counter market), (ii) totaling the sum of such calculations for all 20 such trading days and (iii) then dividing the result by the total number of shares or units of the subject security traded during such 20 days.


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All other capitalized terms used herein and defined in the Investment Agreement shall have the respective meanings given to those terms in the Investment Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

     2. PLEDGE. As security for the Indemnity Obligation, Pledgor hereby pledges and assigns to UBA and grants to UBA a security interest in all right, title and interest of Pledgor in and to the property described in SUBPARAGRAPHS
(a) - (c) below, whether now owned or hereafter acquired (collectively and severally, the "COLLATERAL"):

          (a) The shares of Common Stock issued by UCB and owned by Pledgor as more particularly described in ATTACHMENT 1 hereto, and any additional shares of Common Stock that Pledgor is hereafter required to pledge to UCB pursuant to this Agreement, but specifically excluding any shares of Common Stock issued by UCB and owned by Pledgor as a result of the exercise of options to purchase UCB Common Stock granted pursuant to Pledgor's Employment Agreement (all such shares, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in ATTACHMENT 1, to be referred to herein collectively as the "PLEDGED SHARES");

          (b) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in exchange for any of the property described in SUBPARAGRAPH (a) above; and

          (c)  All proceeds of the foregoing.

     3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to UBA as follows:

          (a) Pledgor is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of lien, security interest, encumbrance, purchase option or otherwise) in, against or to the Collateral.

          (b) UBA has (or in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) a first priority perfected security interest in the Collateral.

          (c) Pledgor has delivered to UBA, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares and all certificates, instruments and other writings evidencing the same.


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          (d)  Set forth in ATTACHMENT 1 hereto is a true, complete and accurate list of the Pledged Shares issued by UCB and owned by Pledgor. All information set forth in ATTACHMENT 1 is true, complete and accurate.

     4.   COVENANTS.  Pledgor hereby agrees as follows:

          (a) Pledgor, at Pledgor's expense, shall promptly procure, execute and deliver to UBA all documents, instruments and agreements and perform all acts which are reasonably necessary or desirable, and which UBA may request, to establish, maintain, preserve, protect and perfect the Collateral, the lien granted to UBA therein and the first priority of such lien or to enable UBA to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the two preceding sentences, Pledgor shall (i) procure, execute and deliver to UBA all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by UBA, (ii) deliver to UBA promptly upon receipt the originals of all Pledged Shares, other Collateral and all certificates, instruments and other writings evidencing the same and (iii) cause the lien of UBA to be recorded or registered in the books of any financial intermediary or clearing corporation reasonably requested by UBA.

          (b) Pledgor shall pay promptly when due all taxes and other governmental charges, all liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

          (c) Pledgor shall appear in and defend any action or proceeding which may affect its title to or UBA's interest in the Collateral.

          (d) Pledgor shall not surrender or lose possession of (other than to UBA), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein, and Pledgor shall keep the Collateral free of all liens, security interests and encumbrances.

     5. VOTING RIGHTS AND DIVIDENDS PRIOR TO DEFAULT. Unless an Indemnity Event has occurred and is continuing, Pledgor may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; PROVIDED, HOWEVER, that Pledgor shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (a) to impair any Collateral, the lien granted to UBA therein, the first priority of such lien or UBA's rights and remedies hereunder with respect to any Collateral or (b) otherwise inconsistent with the terms of this Agreement.

     6. AUTHORIZED ACTION BY UBA. Pledgor hereby irrevocably appoints UBA as its attorney-in-fact and agrees that after and during the continuance of an Indemnity Event UBA may perform (but UBA shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Agreement to perform, and to exercise such rights and powers as Pledgor might exercise with respect to


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the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Pledgor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. Pledgor agrees to reimburse UBA upon demand for all reasonable costs and expenses, including attorneys' fees, UBA may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Indemnity Obligation.

     7.   INDEMNITY EVENTS.

          (a) VOTING RIGHTS AND DIVIDENDS. Upon the occurrence and during the continuance of an Indemnity Event:

               (i) All rights of Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to PARAGRAPH 5 hereof shall cease and all such rights shall thereupon become vested in UBA which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

               (ii) Pledgor shall promptly deliver to UBA to hold as Collateral all dividends and interest received by Pledgor after the occurrence and during the continuance of any Indemnity Event, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of UBA, segregated from the other property or funds of Pledgor.

          (b) OTHER RIGHTS AND REMEDIES. In addition to all other rights and remedies granted to UBA by this Agreement, the Note, the UCC and other applicable laws, rules or regulations of any governmental authority, UBA may, upon the occurrence and during the continuance of any Indemnity Event, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce UBA's security interests in any or all Collateral in any manner permitted by applicable laws, rules or regulations of any governmental authority or in this Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of UBA or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to UBA; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is


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     present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as UBA may determine; and (iv) require Pledgor to assemble all records and information relating to the Collateral and make it available to UBA at a place to be designated by UBA. In any case where notice of any sale or disposition of any Collateral is required, Pledgor hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     8.   MISCELLANEOUS.

          (a) NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Pledgor or UBA under this Agreement shall be given as provided in
     Section 10.1 of the Investment Agreement.

          (b) EXPENSES. Pledgor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by UBA in the enforcement or attempted enforcement of this Agreement or in preserving any of UBA's rights and remedies.

          (c) WAIVERS; AMENDMENTS. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Pledgor and UBA. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on UBA's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

          (d) ASSIGNMENTS. This Agreement shall be binding upon and inure to the benefit of UBA, Pledgor and their respective successors and assigns; PROVIDED, HOWEVER, that Pledgor may not assign or transfer any of its rights and obligations under this Agreement without the prior written consent of UBA; and PROVIDED, FURTHER, and UBA may only assign or transfer any of its rights and obligations under this Agreement to the extent permitted under Section 10.4 of the Investment Agreement.

          (e) PARTIAL INVALIDITY. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (f) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of UBA under this Agreement shall be in addition to all rights, powers and remedies given to UBA by virtue of any applicable law, rule or regulation of any governmental authority, the Note or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without


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     impairing UBA's rights hereunder.  Pledgor waives any right to require UBA to proceed against any Person or to exhaust any Collateral or to pursue any remedy in UBA's power.

          (g) PLEDGOR'S CONTINUING LIABILITY. Notwithstanding any provision of this Agreement or any exercise by UBA of any of its rights hereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Pledgor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) UBA shall not assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of Pledgor's rights in connection with the Collateral.

          (h) TERM. The obligations of Pledgor under this Agreement shall expire on the date which is one year after the date of this Agreement; provided, however, that if UBA has brought a claim against Pledgor in compliance with Subsection 9.1(d) of the Investment Agreement, the obligations of Pledgor under this Agreement shall be extended and survive until such time as the claim has thereafter been waived by UBA or finally adjudicated or settled. UBA shall return the Collateral to Pledgor promptly upon expiration of this Agreement; provided, however, that if this Agreement is extended beyond the date which is one year after the date of this Agreement, UBA shall retain as Collateral shares of Common Stock issued by UCB and owned by Pledgor having an aggregate value based on the Volume Weighted Average Market Price as of the date of such extension of 150% of the amount of the claim against Pledgor and shall promptly return any additional shares of Common Stock of UCB to Pledgor.

          (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed as of the day and year first above written.



                                   -----------------------------
                                   JAMES W. BERNAU


CONSENT OF SPOUSE

     I hereby consent to, approve of and agree to the terms of the foregoing Agreement, and the pledge and assignment to UBA, and the grant to UBA of a security interest, in all right, title and interest in and to the Collateral (including, without limitation, the Pledged Shares registered in the name of my spouse, James W. Bernau), and further agree to


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relinquish all of my rights in and to such Collateral vis-a-vis UBA, including any community property interest therein.



---------------------------------
CATHY BERNAU


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                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT


                                     SHARES



                                Class            Number
                                  of                of          Certificate(s)
          Issuer                Stock            Shares               No.
          ------                -----            ------         --------------

 United Craft Breweries,       Common            ______         ______________
           Inc.



                                      (1)-1